Inventory	12 Months Ended
Dec. 31, 2020
Classes Of Inventories [Abstract]
Inventory
9.	Inventory
As at	December 31, 2020	December 31, 2019
Harvested cannabis	20,358	50,403
Cannabis supplies and consumables	5,255	8,808
Ornamental flowers, supplies and consumables (note 5)	—	731
	25,613	59,942

At December 31, 2020, the Company held 10,335 kilograms of harvested cannabis (December 31, 2019 – 8,380 kilograms) in inventory. During the year ended December 31, 2020, inventories of $51.7 million were recognized as an expense (year ended December 31, 2019 - $46.7 million). The Company recognized inventory write downs of $56.9 million, of which $45.9 million was recognized as an excess and obsolete inventory provision, and $11.0 million was included in the change in fair value realized through inventory as the fair value component of the excess and obsolete inventory provision.